UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): September 29, 2004

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing. Additionally, the submission of this Current Report is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Harris Corporation (“Harris”) is filing this Current Report on Form 8-K to disclose that it sustained damage to some of its Florida operations on September 25 and September 26, 2004, as a result of Hurricane Jeanne. Several buildings on the Melbourne, Palm Bay and Malabar, Florida sites of the Government Communications Systems Division sustained exterior wind damage and interior water damage. The operations were closed on Monday, September 27, 2004, to assess damage and on Tuesday most facilities were operational. As repair work is completed, operations are resuming. Harris believes the financial impact caused by Hurricane Frances earlier this month and Hurricane Jeanne will be immaterial to our first quarter fiscal 2005 and fiscal year 2005 financial results.

Forward-Looking Statement
 Statements in this Form 8-K that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements in this Form 8-K relate to the expected impact of Hurricane Jeanne on first quarter of fiscal 2005 and fiscal year 2005 financial results. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Harris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

Date: September 29, 2004	By: /s/ Bryan R. Roub Name: Bryan R. Roub Title: Senior Vice President and Chief Financial Officer